GeoResources, Inc Corporate Profile December 2010 Exhibit 99.1

Forward-Looking Statements
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices and costs, uncertain effects of hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, all of which may be substantial. All statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read our December 31, 2009 Annual Report on
Form 10-K and Form 10-K/A and any and all of our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain free copies of filings containing information about
GeoResources, without charge, at the SEC’s internet site (http://www.sec.gov).
There is no duty to update the statements herein.

Key Investment Highlights
Value Creation
Significant Bakken and Eagle Ford upside
Strategically located in high rate of return resource plays
High level of operating control
Significant Bakken Exposure
30,000 net operated acres
14,000 net non-operated acres
44,000 TOTAL ACRES
Rapidly expanding Eagle Ford Position
17,000 net acres
Commitment for additional leasing
Solid Proved Reserve and Production
Base
24 Mmboe proved reserves (as of 7/1/10)
are 56% oil
5,088 BOE/d average YTD Sept 2010

Geographic Overview
(1) As of July 1, 2010.
(2) Represents the Company’s  average production rate YTD September 30, 2010.
(3) Acreage information estimated as of November 30, 2010.
(4) Map depicts focus areas and excludes minor value properties.
.
4
Company
Highlights
44,000 net
acres in Bakken
17,000 net acres
in Eagle Ford
Proved Reserves (MMBOE)
(1)
24.0
Oil 56%
Proved Developed 73%
PV 10% (millions) $384
Production (BOEpd)
(2)
5,088
Oil 56%
Operated 80%
Gross Acreage
(3)
584,374
Net Acreage
(3)
263,770

Proved Reserves (MMBOE)
(2)
Average Daily Production (BOEpd)
Reserves and Production
Current Proved Reserves – 24.0 MMBOE
(1)
(1) As of July 1, 2010. Excludes partnership interests. (2) 2006 – 2009 proved reserves based on SEC guidelines.
(3) 2008 Reserves reflect lower prices and divestitures. (4) 7/1/10 strip prices based on NYMEX strip as of 6/30/10.

Oil Weighted Development GeoResources Asset Overview 6

7
Bakken Shale Overview
173,000 (44,000 Net) Acres in the Bakken
69,000 (30,000 net) operated acres
104,000 (14,000 net) non-operated acres
Bakken Non-Operated Project
Partnered with Slawson Exploration
100,000 acres in Mountrail County, ND
10-18% WI
13,000 net acres
Currently, three rigs operating by Slawson
Bakken Operated Project
50,000 acres in Williams County, ND
Retained 47.5% WI and operations
24,000 net acres
Drilling started in September 2010
40 operated, 42 non-operated 1,280 acre units
Eastern Montana Bakken
7,000 net acres in Roosevelt County, MT
6,000 operated / 1,000 non-operated acres
15 operated 1,280 acre units
Participate with Brigham Exploration Company in
the Swindle #16-9H with a 9.3% WI
CANADA
ND MT
50 miles
Williams
County
Parshall
Sanish

Roosevelt
County

8
Bakken Shale - Non-operated
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.
Partnered with experienced operator -
Slawson Exploration
Working interests ranging from 10% to 18%
in 100,000 acres
13,000 net acres
Slawson has three rigs running currently and
has drilled over 75 wells
Additional opportunities:
Slawson evaluating Three Forks
potential with one producer and one
well waiting to frac as well as
encouraging offset results by EOG &
Whiting
Slawson and others evaluating
appropriate spacing and infill drilling
with several drilling units containing
second wells in the unit

9 Bakken Shale - Non-operated Activity Mountrail County Sample 2010 Wells Note: Yellow-highlighted areas represent the Company’s acreage position. 6 7 4 2 5 3 1

Bakken Shale - Operated
10
24,000 Net Acres with 47.5% WI
and operations in Williams
County
40 operated 1,280 acre units
plus 42 non-operated units
Preparing to frac the Carlson
#1-11H (640 ac unit)
Completing Siirtola 1-28-33H
and will move to the Anderson
1-24-13H (1280 acre unit wells)
Impressive Offsetting Activity
7 nearest southern offsets
have NDIC-reported initial
rates of 1,181-1,947
BOPD
4-5 rigs drilling within or
immediately south of AMI

Bakken Shale - Activity
11 11
Carlson 1-11H
Awaiting Completion
Anderson 1-24-13H
Est. Spud December 2010
Siirtola 1-28-33H
Spud October 2010
BEXP: Arnson 13-24
IP: 1,339 Boe/d
BEXP: Sukut 28-33
IP: 1,959 Boe/d
OAS: Grimstvedt 42-34H
Drilling
GEOI WI = 3.3%
BEXP: Lee 16-21
IP: 1,544 Boe/d
OAS: Somerset 12-17H & Ellis
12-17H
Waiting on Compl. Results
BEXP: Kalil Farm 14-23H &
McMaster 14-23H
Waiting on Compl. Results
OAS: Bean 5703-42-34
Waiting on Completion
Results
BEXP: Rooks Farm 17-20H
Permitted Location
BEXP: BCD Farms 16-21
IP: 1,776 Boe/d
BEXP: Strand 16-9
IP: 2,265 Boe/d
OAS: Njos Federal
IP: 2,080 Boe/d
OAS: Somerset 42-8H & Ellis
42-8H
Waiting on Compl. Results
OAS: Sandaker 11-13H
IP: 1,407 Boe/d
BEXP: Kalil 25-36#1H
IP: 1,586 Boe/d

Eagle Ford Shale

Eagle Ford Acreage has
increased to 35,000 acres,
17,000 net
Eagle Ford AMI
GEOI retains 50% WI and
operations
Strong industry partner purchased
50% of acreage
Will fund six horizontal wells
Paid $20 million upfront
cash payment
Joint commitment for additional
leasing
Eagle Ford Expansion
Acquired additional acreage in
Fayette, Gonzales, Atascosa &
McMullen counties
5,600 net acres acquired
1,500 additional net acres to close
before year-end
Kimble
Travis
Lee
Blanco
Gillespie
Bastrop
Washington
Hays
Edwards
Kerr
Fayette
Kendall
Austin
Real
Caldwell
Comal
Colorado
Bandera
Guadalupe
Gonzales
Bexar
Medina
Wharton
Lavaca
Kinney Uvalde
Wilson
DeWitt
Jackson
Atascosa
Karnes
Victoria
Maverick
Zavala Frio
Goliad
Live Oak
Calhoun
Bee
McMullen
Dimmit
La Salle
Refugio
Aransas
Webb
San Patricio
Jim Wells
Duval
Nueces
Kleberg
San Saba
Robertson
Bell
Milam
Schleicher
Menard
Burnet
Brazos
Mason
Llano
Williamson
Burleson
Sutton
Kimble
Travis
Lee
Blanco
Gillespie
Bastrop
Washington
Hays
Edwards
Kerr
Fayette
Kendall
Austin
Real
Caldwell
Comal
Colorado
Bandera
Guadalupe
Gonzales
Bexar
Medina
Wharton
Lavaca
Kinney Uvalde
Wilson
DeWitt
Jackson
Atascosa
Karnes
Victoria
Maverick
Zavala Frio
Goliad
Live Oak
Calhoun
Bee
McMullen
Dimmit
La Salle
Refugio
Aransas
Webb
San Patricio
Jim Wells
Duval
Nueces
Kleberg
San Saba
Robertson
Bell
Milam
Schleicher
Menard
Burnet
Brazos
Mason
Llano
Williamson
Burleson
Sutton
TEXAS
GULF OF MEXICO
MEXICO
SAN ANTONIO
VICTORIA
CORPUS
CHRISTI
LAREDO
EAGLE
PASS
AUSTIN
BRYAN
TEMPLE
EOG's
Marshall
Area
PetroHawk/GeoSouthern
BlackHawk Area
Clayton Williams
Magnum-Hunter
/Hunt Oil
PetroHawk Eagle Ford
Trend Discovery
GeoResources
Area

Eagle Ford AMI

Eagle Ford AMI
Volatile oil / gas condensate window
On strike with Gonzales Co. activity
Could spud first well by year-end
2010 or early 2011
Offset operator activity
Magnum Hunter announced
completion of their 1
st
well in
Gonzales Co. with an Initial
Production (IP) over 600
boepd.  2
nd
& 3
rd
wells drilling
EOG has multiple completions
in Gonzales Co. with IPs
ranging from 700 to 2,000
bopd
Clayton Williams has
completed 3 wells to the NE in
Burleson Co. & Lee Co. with a
4th well completing in Lee Co.
Burleson Co, IPs range from
234 to 492 bopd

Additional Assets

Giddings Field – Austin Chalk
68,000 Acres (29,000 net acres)
16 wells drilled – 100% success
20 additional  drilling locations
WI ranges from 37% - 53%
Operating control
Majority of acreage Held-by-
Production
Eastern Giddings Development  Area
Eastern acreage in Grimes  and
Montgomery Counties is dry gas
Western acreage is liquids-rich gas
and condensate
Additional Upside Includes:
Yegua and Georgetown  potential
Rate increase potential from slick
water fracture stimulations
Eagle Ford AMI announced SW of
Giddings acreage
15
APACHE
APACHE
APACHE
APACHE
APACHE
CWEI
CWEI
MAGNUM-HUNTER
Lee
Washington
Waller
Fayette
Austin
Colorado
Milam
Brazos
Grimes
Burleson
Giddings Field Acreage
Eagle Ford AMI

Louisiana -
Louisiana -
St. Martinville
St. Martinville
& Quarantine Bay
& Quarantine Bay
534 net acres of owned minerals
(green) 2,585 net acres of HBP or
leased (yellow)
Average WI 97% & NRI 91%
Multiple objectives from 3,000’ –
10,000’
Cumulative shallow production of
15.2 MMBO and 16.6 BCFG
Cumulative production over 125
Bcfe at 10,000’
LOUISIANA
Quarantine Bay Field
St. Martinville Field
14,000 gross acres
7% WI above 10,500’ and a 33% WI
below 10,500’
Cumulative production of 180 MMBO and
285 BCF
Shallow zone behind pipe potential
(<10,500’) and significant deeper exploration
potential (11-23,000’)
16
126
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11A32A 10A
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A-53

Financial Overview

18
Development Program
Project Budgeted Comments
$(Millions)
Bakken
Operated $6.9 3 wells
Non-Operated 4.4 9 -10 wells
Montana Bakken 1.4
Other 2.0
$14.7
4
th
Quarter 2010  Capital Budget
Project Inventory Allows Flexibility
Weighted towards oil and liquids
Oil and gas projects in inventory
Exploration and development
projects in inventory
Held by long-term leases or
production
Current  Allocations Favors Lower-
Risk, High Cash Flow Oil Projects
2011 Capital Budget is $88.0 million
Currently re-evaluating and
expect increased budget
Capital Allocations

EBITDAX Debt / EBITDAX
Can fund current CapEx with cash flow and debt capacity
Conservative use of leverage to maintain strong balance sheet
$145 Million borrowing base
EBITDAX
(1)
:
3rd Quarter = $17.7 Million
YTD 2010 = $53.3 Million
Annualized = $71.0 Million
Total debt of $75.0 million proforma December 2010
Strong Financial Position
($ in millions)
((1) See  reconciliation of net income to EBITDAX following in Appendix.

Appendix

Management History
2004- 2007
Southern Bay Energy, LLC
Gulf Coast, Permian Basin
REVERSE MERGED INTO
GEORESOURCES, INC.
2000-2007
Chandler Energy, LLC
Williston Basin, Rockies
ACQUIRED BY
GEORESOURCES, INC.
1988-2000
Chandler Company
Rockies, Williston Basin
MERGED INTO
SHENANDOAH THEN SOLD
TO QUESTAR
1992-1996
Hampton Resources Corp
Gulf Coast
SOLD TO BELLWETHER
EXPLORATION
Preferred investors – 30% IRR
Initial investors – 7x return
1997-2001
Texoil Inc.
Gulf Coast, Permian Basin
SOLD TO OCEAN  ENERGY
Preferred investors – 2.5x return
Follow-on investors – 3x return
Initial investors – 10x return
2001-2004
AROC Inc.
Gulf Coast, Permian Basin, Mid-Con.
DISTRESSED ENTITY LIQUIDATED
FOR BENEFIT OF INITIAL
SHAREHOLDERS
Preferred investors – 17% IRR
Initial investors – 4x return
Track record of profitability and liquidity
Extensive industry and financial relationships
Significant technical and financial experience
Long-term repeat shareholders
Cohesive management and technical staff
Team has been together for up to 21
years through multiple entities

Net Asset Value
Net Asset Value
(1) Nymex strip pricing at June 30, 2010.
(2) At  September 30, 2010, excluding derivative financial instruments.
(3) Assumed $2,000 per net acre for Bakken & Eagle Ford acreage plus book value at 9/30/10 for other areas.
(4) Proforma – December 2010.
22
($ in millions)
PV-10
(1)
% of Total
Proved Reserves:
Proved Developed Producing 246.0 $         64.1%
Proved Developed Non-Producing 63.0 16.4%
Proved Undeveloped 74.8 19.5%
Total Proved PV-10 Value 383.8 $         100.0%
Plus:
Working Capital
(2)
6.5 $
Unproved Property
(3)
129.3
Partnership Value 16.8
Less:
Total Debt
(4)
(75.0)
Total Net Asset Value 461.4 $
Shares Outstanding (thousands) 19,713
Net Asset Value Per Share 23.41 $
Reserves at 07/01/2010

23
Proved Reserves
(1)
Proved Reserves by Category
Proved Reserves by Area
Partnership
Proved % of Interests Total Proved % of Total
Area MMBOE Proved MMBOE MMBOE Reserves
Central and South Texas 9.1 37.9% 1.5 10.6 41.4%
Williston 6.7 27.9% 0.0 6.7 26.2%
Louisiana 3.8 15.8% 0.0 3.8 14.8%
Other 4.4 18.4% 0.1 4.5 17.6%
Total 24.0 100.0% 1.6 25.6 100.0%
($ in millions) Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 8.3 37.4 14.6 60.8% $246.0
PDNP 2.1 5.4 3.0 12.5% 63.0
PUD 3.1 20.3 6.4 26.7% 74.8
Total Proved Corporate Interests 13.5 63.1 24.0 100.0% 383.8
Partnership Interests 0.1 9.1 1.6 16.8
Total Proved Corporate and Partnerships 13.6 72.2 25.6 $400.6

(1)  As of July 1, 2010

24
Hedging Strategy
Oil Hedges
GEOI uses commodity price risk management in order to execute its business plan throughout commodity price cycles.
Based on currently producing reserves, 61% of production is hedged for 2011 and 29% for 2012.
Natural gas hedges include hedge volumes intended to cover GEOI’s share of partnership production.
Term of hedges is July 1, 2010 through December 31, 2012.
Natural Gas Hedges

25
Income Statement
Historical Operating Data
Nine Months 2010 3rd Qtr. 2010 2009 2008
Key Data:
Average realized oil price  ($/Bbl) 70.51 $          70.43 $          61.09 $          82.42 $
Avg. realized natural gas price ($/Mcf) 5.39 $            5.74 $            3.97 $            8.12 $
Oil production (MBbl) 780               276               851               743
Natural gas production (MMcf) 3,656             1,076             4,944             2,962
(millions except for per share amounts)
Total revenue 79.9 $            26.9 $            80.4 $            94.6 $
Net income before tax 27.4 $            10.3 $            14.8 $            21.3 $
Net income after tax 18.2 $            7.6 $             9.8 $             13.5 $
Earnings per share (diluted) 0.90 $            0.38 $            0.59 $            0.86 $
EBITDAX
(1)
53.2 $            17.7 $            48.2 $            54.2 $

((1) See  reconciliation of net income to EBITDAX following in Appendix.

26
EBITDAX Reconciliation

As used herein, EBITDAX is calculated as earnings before interest, income taxes, depreciation, depletion and amortization, and exploration expense and further excludes non-cash compensation, impairments, hedge ineffectiveness and income or loss on derivative contracts. EBITDAX should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations)
and is not in accordance with, nor superior to, generally accepted accounting principles(GAAP), but provides additional information for evaluation of our operating performance.
Nine Months 3rd Qtr. Years Ended December 31,
(in thousands) 2010 2010 2009 2008
Net income $                       18,153 $                         7,636 $                        9,775 $                       13,522
Add back:
Interest expense 3,949 1,391 4,984 4,820
Income taxes 9,283 2,621 5,067 7,769
Depreciation, depletion and amortization 18,517 6,204 22,409 16,007
Hedge and derivative contracts (976) (656) 299 440
Noncash compensation 791 299 1,424 661
Exploration and impairments 3,509 163 4,201 10,931
EBITDAX $                       53,226 $                       17,658 $                      48,159 $                       54,150

27 Additional Disclosures 27 Past performance is no guarantee of future results.